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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 4, 2005
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                           Molecular Diagnostics, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                        0-935                   36-4296006
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(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                 File Number)          Identification No.)


414 North Orleans Street, Suite 502, Chicago, Illinois                60610
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      (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (312) 222-9550
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

                                    FORM 8-K



Item                                                                        Page

Item 5.02         Departure of Directors or Principal Officers; Election
                  of Directors; Appointment of Principal Officers             1

Item 9.01         Financial Statements and Exhibits                           1

Signature                                                                     1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      (b) On March 4, 2005, Peter P. Gombrich informed the Board of Directors that has was resigning as Chairman of the Board and as a director of the Company, effective immediately. A copy of the Company's press release is attached as Exhibit 99.1 and is incorporated herein by reference. Mr. Gombrich also informed the Board of Directors, by letter dated March 16, 2005, that he was resigning from the Company effective immediately; Mr. Gombrich had been employed as an Executive Vice President of the Company.


Item 9.01         Financial Statements and Exhibits

      (c)         Exhibits

      99.1        Press Release dated March 8, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Molecular Diagnostics, Inc.



Dated: March 29, 2005                   By:/s/ Denis M. O'Donnell, M.D.
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                                        Denis M. O'Donnell, M.D.
                                        President and Chief Executive Officer